UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2006
Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)
(336) 723-1282
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management
Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 26, 2006, Triad Guaranty Inc. (“Triad” or the “Company”) entered into a Phantom Stock Award Agreement with Mark K. Tonnesen, President and Chief Executive Officer of the Company. On the same date, the Company and Mr. Tonnesen also amended a prior letter agreement dated September 9, 2005 (the “Prior Agreement”) between the Company and Mr. Tonnesen (the amendment to the Prior Agreement is referred to herein as the “Amendment”). The purpose of the Phantom Stock Award Agreement and the Amendment is to resolve an ambiguity in the Prior Agreement and to preserve tax deductibility of certain equity awards pursuant to Internal Revenue Code Section 162(m).
Pursuant to the Amendment, on December 26, 2006, Mr. Tonnesen forfeited to the Company the 36,075 shares of restricted Company stock granted to Mr. Tonnesen on May 9, 2006 pursuant to the Prior Agreement and under the Company’s 1993 Long-Term Stock Incentive Plan. Pursuant to the Amendment and the Phantom Stock Award Agreement, on December 26, 2006, Mr. Tonnesen was awarded Phantom Stock rights with respect to 36,075 shares of the common stock of the Company under the Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan. Such Phantom Stock rights are subject to such terms and conditions as set forth in the Phantom Stock Award Agreement, attached as Exhibit 10.41 to this report. The Phantom Stock rights provide that Mr. Tonnesen will be entitled to receive dividends with respect to 36,075 shares of common stock of the Company and such Phantom Stock rights maintain the vesting schedule previously provided for the restricted stock that has been forfeited. The Compensation Committee of the Board of Directors of the Company approved the Amendment, the Phantom Stock Award Agreement and the award of Phantom Stock rights on December 26, 2006.
The 108,225 stock options referenced in the Amendment have previously been granted to Mr. Tonnesen pursuant to the Prior Agreement. No new option grants are being made in connection with the Amendment or the Compensation Committee action. The Amendment and Phantom Stock Award Agreement are attached as exhibits to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d)   Exhibits
Exhibit Number 10.40 Amendment to Letter Agreement Between Mark K. Tonnesen and the Company dated December 26, 2006.

Exhibit Number 10.41 Executive/Key Employee Phantom Stock Award Agreement Between the Company and Mark. K. Tonnesen dated December 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

Date: December 28, 2006	By:	/s/ Kenneth W. Jones
	Name:	Kenneth W. Jones
	Title:	Senior Vice President and Chief Financial Officer